SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 24, 2011

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On August 24, 2011, Inergy Midstream, LLC (the “Company”), a wholly owned subsidiary of Inergy, L.P. (the “Partnership”), filed a registration statement on Form S-1, File No. 333-176445 (the “Registration Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a proposed initial public offering of its common units representing limited partner interests (the “Initial Public Offering”). The Registration Statement is publicly available on the SEC’s website at www.sec.gov.

The information in Item 7.01 of this Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. The Registration Statement is not incorporated by reference into this Form 8-K and does not constitute a part of this Form 8-K.

The information in this Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the common units in the Initial Public Offering.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, Its General Partner

Date: August 24, 2011	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Sr. Vice President - General Counsel and Secretary

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